Exhibit 10.12

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIRST AMENDMENT TO SOUTHEASTERN GROCERS SUPPLY AGREEMENT

THIS FIRST AMENDMENT TO SOUTHEASTERN GROCERS SUPPLY AGREEMENT (this “Amendment”) is entered into as of April 5, 2019 (the “Amendment Effective Date”), by and between BI-LO, LLC (“BWD”) and C&S WHOLESALE GROCERS, INC. (“C&S”). C&S and BWD may be referred to herein individually as a “Party” and, together, as the “Parties.”

WHEREAS, the Parties have entered into that certain Southeastern Grocers Supply Agreement dated March 26, 2018 (the “Agreement”);

WHEREAS, C&S and BWD have agreed to amend the Extended Credit Terms;

WHEREAS, the Parties desire to amend the Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

1.              Definitions. Capitalized terms used and not defined in this Amendment have the meanings assigned to them in the Agreement.

2.              Amendment of Extended Credit Terms. Section 4.2(b) of the Agreement is hereby amended and restated in its entirety as follows:

“(b)                           Extended Credit Terms. On the [***] month anniversary of the Reorganization Plan Effective Date, C&S shall provide BWD with extended credit terms as described below (the “Extended Credit Terms”), subject to and conditioned upon BWD’s payment of [***] to C&S on or before the expiration of the Post-Emergence Credit Terms.

BWD will pay C&S by wire transfer or ACH (x) [***] percent ([***]%) of the [***] Statement Amount so as to be received by C&S by 1:00 p.m. on the [***] immediately following the [***] Statement date and (y) [***] percent ([***]%) of the [***] Statement Amount so as to be received by C&S by 1:00 p.m. on the [***] immediately following the [***] Statement date. If the relevant banks are not open for business on the weekday on which the relevant payment is due, then the due date shall be 1:00 p.m. (Eastern) on the immediately succeeding day that the relevant banks may be legally open.

The Extended Credit Terms will expire, automatically and without further notice, on the [***] month anniversary of the Reorganization Plan Effective Date. Following the expiration of the Extended Credit Terms, the Normal Credit Terms shall apply to the first [***] Statement transmitted by C&S following the expiration of the Extended Credit Terms.”

3.              Date of Effectiveness; Limited Effect. This Amendment is effective as of Amendment Effective Date. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the date hereof, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of the like import, and each reference to the

Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Agreement, will mean and be a reference to the Agreement as amended by this Amendment.

4.              Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

(a)         It has the full right, power and authority to enter into this Amendment and perform its obligations hereunder and under the Agreement as amended by this Amendment.

(b)         The execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such Party, and the delivery of this Amendment by such Party, have been duly authorized by all necessary action on the part of such Party.

(c)          This Amendment has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

5.              Miscellaneous.

(a)         This Amendment is governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of law provisions of such State.

(b)         This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.

(c)          The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d)         This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(e)          This Amendment constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

BI-LO, LLC

By:	/s/ M. Sandlin Grimm
M. Sandlin Grimm
VP, General Counsel & Secretary

C&S WHOLESALE GROCERS, INC.

By:	/s/ Christine Curtis
Christine Curtis
SVP Sales and Account Management